EXHIBIT 10.4

                               AMENDMENT NO. 1 TO

                              EMPLOYMENT AGREEMENT
                              --------------------

         THIS AMENDMENT, dated as of February 25, 2004 (this "Amendment"), by and between DEBT RESOLVE, INC. (formerly Lombardia Acquisition Corp.) (the "Company") and JAMES D. BURCHETTA (the "Executive").

                               W I T N E S S E T H

         WHEREAS, the parties hereto have heretofore entered into an Employment Agreement, dated February 20, 2003 and effective as of January 13, 2003 (the "Agreement"); and

         WHEREAS, the Company and the Executive wish to amend the Agreement to modify the payment of Base Salary of the Executive.

         NOW, THEREFORE, the parties hereto hereby agree that the Agreement be amended as follows:

         1. DEFINITIONS; REFERENCES; CONTINUATION OF AGREEMENT. Unless otherwise specified herein, each term used herein that is defined in the Agreement shall have the meaning assigned to such term in the Agreement. Each reference to "hereof," "hereto," "hereunder," "herein" and "hereby" and each other similar reference, and each reference to "this Agreement" and each other similar reference, contained in the Agreement shall from and after the date hereof refer to the Agreement as amended hereby. Except as amended hereby, all terms and provisions of the Agreement shall continue and remain in full force and effect.

         2. REMUNERATION. In order to modify the payment of Base Salary of the Executive under Section 3(a) of the Agreement, Item E of Exhibit A of the Agreement shall be deleted and replaced, in its entirety with the following:

         "E. FOR SECTION 3(a):

         The annual rate referred to in Section 3(a) shall be as follows:

         (a) if at the date of any Base Salary payment, the aggregate amount of the Company's net cash on hand provided from operating activities and net cash and/or investments on hand provided from financing activities is sufficient to cover the Company's projected cash flow requirements (as established by the Company in good faith from time to time) for the next succeeding 12 months (the "Projected Cash Requirement"), the annual rate shall be One Hundred Fifty Thousand Dollars ($150,000); and

         (b) if at the date of any Base Salary payment, the Company's projected cash flow provided from operating activities is sufficient to cover the Company's Projected Cash Requirement, the annual rate shall be Two Hundred Forty Thousand Dollars ($240,000); PROVIDED, that such Base Salary shall increase to an annual rate of Four Hundred Fifty Thousand Dollars ($450,000) upon the later to occur of (i) January 1, 2004 and (ii) the date upon which the Company completes the sale or license of its system with respect to 400,000 consumer credit accounts;

PROVIDED, HOWEVER, that any payments of Base Salary shall be allocated equally among the Executive, Michael S. Harris and Alan M. Silberstein)."

         3. GOVERNING LAW. This Amendment shall be governed by and construed in accordance with the laws of the State of New York.

         4. COUNTERPARTS. This Amendment may be executed in counterparts.

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed on the date first above written.

DEBT RESOLVE, INC.                           EXECUTIVE:

By:  /s/ Michael S. Harris                   /s/ James D. Burchetta
    ---------------------------------        -----------------------------------
    Michael S. Harris                        James D. Burchetta
    General Counsel and Secretary

                               AMENDMENT NO. 1 TO

                              EMPLOYMENT AGREEMENT
                              --------------------

         THIS AMENDMENT, dated as of February 25, 2004 (this "Amendment"), by and between DEBT RESOLVE, INC. (formerly Lombardia Acquisition Corp.) (the "Company") and MICHAEL S. HARRIS (the "Executive").

                               W I T N E S S E T H

         WHEREAS, the parties hereto have heretofore entered into an Employment Agreement, dated February 20, 2003 and effective as of January 13, 2003 (the "Agreement"); and

         WHEREAS, the Company and the Executive wish to amend the Agreement to modify the payment of Base Salary of the Executive.

         NOW, THEREFORE, the parties hereto hereby agree that the Agreement be amended as follows:

         1. DEFINITIONS; REFERENCES; CONTINUATION OF AGREEMENT. Unless otherwise specified herein, each term used herein that is defined in the Agreement shall have the meaning assigned to such term in the Agreement. Each reference to "hereof," "hereto," "hereunder," "herein" and "hereby" and each other similar reference, and each reference to "this Agreement" and each other similar reference, contained in the Agreement shall from and after the date hereof refer to the Agreement as amended hereby. Except as amended hereby, all terms and provisions of the Agreement shall continue and remain in full force and effect.

         2. REMUNERATION. In order to modify the payment of Base Salary of the Executive under Section 3(a) of the Agreement, Item E of Exhibit A of the Agreement shall be deleted and replaced in its entirety with the following:

         "E. FOR SECTION 3(a):

         The annual rate referred to in Section 3(a) shall be as follows:

         (a) if at the date of any Base Salary payment, the aggregate amount of the Company's net cash on hand provided from operating activities and net cash and/or investments on hand provided from financing activities is sufficient to cover the Company's projected cash flow requirements (as established by the Company in good faith from time to time) for the next succeeding 12 months (the "Projected Cash Requirement"), the annual rate shall be One Hundred Fifty Thousand Dollars ($150,000); and

         (b) if at the date of any Base Salary payment, the Company's projected cash flow provided from operating activities is sufficient to cover the Company's Projected Cash Requirement, the annual rate shall be Two Hundred Forty Thousand Dollars ($240,000); PROVIDED, that such Base Salary shall increase to an annual rate of Four Hundred Fifty Thousand Dollars ($450,000) upon the later to occur of (i) January 1, 2004 and (ii) the date upon which the Company completes the sale or license of its system with respect to 400,000 consumer credit accounts;

PROVIDED, HOWEVER, that any payments of Base Salary shall be allocated equally among the Executive, James D. Burchetta and Alan M. Silberstein)."

         3. GOVERNING LAW. This Amendment shall be governed by and construed in accordance with the laws of the State of New York.

         4. COUNTERPARTS. This Amendment may be executed in counterparts.

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed on the date first above written.

DEBT RESOLVE, INC.                           EXECUTIVE:

By: /s/ Alan M. Silberstein                  /s/ Michael S. Harris
    ---------------------------------        -----------------------------------
    Alan M. Silberstein                      Michael S. Harris
    President and Chief Operating Officer

                               AMENDMENT NO. 1 TO

                              EMPLOYMENT AGREEMENT
                              --------------------

         THIS AMENDMENT, dated as of February 25, 2004 (this "Amendment"), by and between DEBT RESOLVE, INC. (the "Company") and ALAN M. SILBERSTEIN (the "Executive").

                               W I T N E S S E T H

         WHEREAS, the parties hereto have heretofore entered into an Employment Agreement, dated June 9, 2003 (the "Agreement"); and

         WHEREAS, the Company and the Executive wish to amend the Agreement to modify the payment of Base Salary of the Executive.

         NOW, THEREFORE, the parties hereto hereby agree that the Agreement be amended as follows:

         1. DEFINITIONS; REFERENCES; CONTINUATION OF AGREEMENT. Unless otherwise specified herein, each term used herein that is defined in the Agreement shall have the meaning assigned to such term in the Agreement. Each reference to "hereof," "hereto," "hereunder," "herein" and "hereby" and each other similar reference, and each reference to "this Agreement" and each other similar reference, contained in the Agreement shall from and after the date hereof refer to the Agreement as amended hereby. Except as amended hereby, all terms and provisions of the Agreement shall continue and remain in full force and effect.

         2. REMUNERATION. In order to modify the payment of Base Salary of the Executive under Section 3(a) of the Agreement, Item E of Exhibit A of the Agreement shall be deleted and replaced, in its entirety with the following:

         "E. FOR SECTION 3(a):

         The annual rate referred to in Section 3(a) shall be as follows:

         (a) if at the date of any Base Salary payment, the aggregate amount of the Company's net cash on hand provided from operating activities and net cash and/or investments on hand provided from financing activities is sufficient to cover the Company's projected cash flow requirements (as established by the Company in good faith from time to time) for the next succeeding 12 months (the "Projected Cash Requirement"), the annual rate shall be One Hundred Fifty Thousand Dollars ($150,000); and

         (b) if at the date of any Base Salary payment, the Company's projected cash flow provided from operating activities is sufficient to cover the Company's Projected Cash Requirement, the annual rate shall be Two Hundred Forty Thousand Dollars ($240,000); PROVIDED, that such Base Salary shall increase to an annual rate of Four Hundred Fifty Thousand Dollars ($450,000) upon the later to occur of (i) January 1, 2004 and (ii) the date upon which the Company completes the sale or license of its system with respect to 400,000 consumer credit accounts;

PROVIDED, HOWEVER, that any payments of Base Salary shall be allocated equally among the Executive, James D. Burchetta and Michael S. Harris)."

         3. GOVERNING LAW. This Amendment shall be governed by and construed in accordance with the laws of the State of New York.

         4. COUNTERPARTS. This Amendment may be executed in counterparts.

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed on the date first above written.

DEBT RESOLVE, INC.                           EXECUTIVE:

By: /s/ Michael S. Harris                    /s/ Alan M. Silberstein
    ---------------------------------        -----------------------------------
    Michael S. Harris                        Alan M. Silberstein
    General Counsel and Secretary